SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                SCHEDULE 13E-3/A
                                 Amendment No. 2



                        Rule 13e-3 Transaction Statement
 (Pursuant to Section 13(e) of the Securities Exchange Act of 1934
                           and Rule 13e-3 thereunder)

          Swift Energy Managed Pension Assets Partnership 1988-A, Ltd.
                              (Name of the Issuer)

                              Swift Energy Company
                      (Name of Person(s) Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)

                      (CUSIP Number of Class of Securities)

                              Mr. Bruce H. Vincent
                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                                 (281) 874-2700
                                  -------------
       (Name, Address and Telephone Number of Person Authorized to Receive
        Notices and Communications on Behalf of Persons Filing Statement)

                                    Copy to:
                             Donald W. Brodsky, Esq.
                               Karen Bryant, Esq.
                               Jenkens & Gilchrist
                           A Professional Corporation
                           1100 Louisiana, Suite 1800
                              Houston, Texas 77002
                                 (713) 951-3300
                              ---------------------
    This statement is filed in connection with (check the appropriate box):

         (a)  The filing of solicitation  materials or an information  statement subject to Regulation 14A,  Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
   [X]   (b)  The filing of a registration statement under the Securities Act of 1933.
         (c)  A tender offer.
         (d)  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [ ]

Calculation of Filing Fee:


Transaction Valuation*                              Amount of Filing Fee**

     $373,244                                               $74.65

* For purposes of calculating the fee only. The filing fee was calculated pursuant to Rule 0-11 of the Securities Exchange Act of 1934, is based on the amount to be paid to the Partnership to purchase all of its oil and gas assets, is set forth in the proposal contained in the Joint Proxy Statement/Prospectus of Swift Energy Company to be submitted to investors in the Partnership for their approval.

 ** 1/50th of one percent of the estimated aggregate value of the partnership assets.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  Amount Previously Paid:      $13,505.47
                  Form or Registration No.:    333-50637
                  Filing Party:                Swift Energy Company
                  Date Filed:                  April 21, 1998


                            Cross-Reference Sheet


                                        Location of item(s) in
    Item in                        Joint Proxy Statement/ Prospectus
Schedule 13E-3                           or in the Supplement
--------------      ---------------------------------------------------------

  1(a)              *
  1(b)              "Partnership  Business and Financial  Condition--No  Trading
                    Market" (Supplement)
  1(c)              "Partnership  Business and Financial  Condition--No  Trading
                    Market" (Supplement)
  1(d)              "Partnership   Business   and   Financial    Condition--Cash
                    Distributions" (Supplement)
  1(e)              **
  1(f)              ***
  2(a)-(f)          *
  3(a)-(b)          "Partnership Business and Financial  Condition--Transactions
                    Between the Managing  General  Partner and the  Partnership"
                    (Supplement)
  4(a)              "Special  Factors"  (Supplement),  "The Proposal," and under the caption "Special Factors" the subcaptions"  --Background and Purpose of the Proposal," " --Proposed  Purchase  Price"
                    and "  --Estimates  of  Liquidating  Net  Cash  Distribution
                    Amount  if  the   Proposal   is   Approved"   (Joint   Proxy
                    Statement/Prospectus)
  4(b)              **
  5(a)-(b)          "The Proposals" (Joint Proxy Statement/Prospectus)
  5(c)              "Comparison  of  Ownership  of Units and  Shares--Management
                    Control   and    Responsibility"    (Joint    Proxy   State-
                    ment/Prospectus)
  5(d)              "Comparison   of   Ownership   of  Units  and   Shares--Cash
                    Distributions   v.   No   Cash   Dividends"   (Joint   Proxy
                    Statement/Prospectus)
  5(e)              "Comparison  of  Ownership  of  Units  and  Shares--Form  of
                    Organization" (Joint Proxy Statement/Prospectus)
  5(f)              *
  5(g)              *
  6(a)              "Special  Factors--Source  of Funds to Purchase  Partnership
                    Property Interests" (Joint Proxy Statement/Prospectus)
  6(b)              "Special     Factors--Expenses"    (Joint    Proxy    State-
                    ment/Prospectus)
  6(c)              "Special  Factors--Source  of Funds to Purchase  Partnership
                    Property Interests" (Joint Proxy Statement/Prospectus)
  6(d)              **
  7(a)              "The  Proposals--General" and "Special  Factors--Purpose and
                    Effect of the Proposals" (Joint Proxy  Statement/Prospectus)
                    and   "Special   Factors--Background   and  Purpose  of  the
                    Proposal"  and "Special  Factors--Reasons  for the Proposal"
                    (Supplement)

  7(b) "Special Factors--Consideration of Alternative Transactions" and "--Reasons for the Sale of Assets at this Time (Joint
                    Proxy Statement/Prospectus)

  7(c)              "Special Factors--Reasons for the Proposal" (Supplement)






                                     Location of item(s) in
   Item in                      Joint Proxy Statement/ Prospectus
Schedule 13E-3                        or in the Supplement
--------------      -------------------------------------------------------

  7(d)              "Risk  Factors,"  "Tax Risks,"  "Comparison  of Ownership of
                    Units and  Shares,"  "Federal  Income  Tax  Consequences  of
                    Adoption  of  the   Proposals,"  and  "Unaudited  Pro  Forma
                    Consolidated     Financial    Statements"    (Joint    Proxy
                    Statement/Prospectus)  and "Special Factors--Reasons for the
                    Proposal,"  "--Estimates  of  Liquidating  Net  Distribution
                    Amount,"  "--Estimates of Net Cash  Distributions  Available
                    from Continued  Operations,"  and "--Fairness of Proposal of
                    Sale  of  Assets  as  Compared  to   Continuing   Operations
                    (Supplement)
  8(a)              "Summary--Fairness  of Proposed  Sale" and "Special  Factors
                    --Fairness  of the Proposed  Sale" (Joint Proxy  Statement);
                    "Special  Factors--Fairness of Proposal of Sale of Assets as
                    Compared to Continuing Operations (Supplement)

  8(b)              "Summary--Fairness  of Proposed  Sale" and "Special  Factors
                    --Fairness  of the Proposed  Sale" (Joint Proxy  Statement);
                    "Special  Factors--Fairness of Proposal of Sale of Assets as
                    Compared to Continuing Operations (Supplement)
  8(c) "Special Factors--Fairness of the Proposal of Sale of Assets as Compared to Continuing Operations " (Supplement)
  8(d)              "Special  Factors--Fairness  of the Proposed Sale" and "--No
                    Unaffiliated Representative or Fairness Report" (Joint Proxy
                    Statement/Prospectus)

  8(e)              "Special  Factors--Fairness  of the  Proposed  Sale"  (Joint
                    Proxy Statement/Prospectus)
  8(f)              **
  9(a)-(b)          "Special  Factors--Collective  Analysis of  Purchase  Price"
                    (Supplement);  the fair market value  opinions of H.J.  Gruy and  Associates,  Inc.,  J.R.  Butler  &  Company  and  CIBC
                    Oppenheimer  Corp. and the reserve  report  prepared by H.J.
                    Gruy and Associates, Inc. (attachments to Supplement)
  9(b)(1)           "Special  Factors--Independent  Appraisal of the Fair Market
                    Value of Property  Interests of the Partnership (Joint Proxy
                    Statement/Prospectus)
  9(b)(2)           "Special  Factors--Qualifications of Appraisers (Joint Proxy
                    Statement/Prospectus)
  9(b)(3)           "Special  Factors--Independent  Appraisal of the Fair Market
                    Value of Property  Interests of the Partnership (Joint Proxy
                    Statement/Prospectus)
  9(b)(4)           "Special    Factors--Prior    Relationships    between   the
                    Appraisers,   the  Partnerships  and  the  Managing  General
                    Partner (Joint Proxy Statement/Prospectus)



  9(b)(5)           "Special  Factors--Independent  Appraisal of the Fair Market
                    Value of Property Interests of the  Partnerships,"  "Special
                    Factors--Collective  Analysis of Purchase  Price,"  "Special
                    Factors--Determination  of Premium over Fair Market Value by the  Company,"  and "Special  Factors--Fairness  of Proposed
                    Sale" ( Joint Proxy Statement/Prospectus)
  9(b)(6)           "Special  Factors--Independent  Appraisal of the Fair Market
                    Value of Property Interests of the  Partnerships,"  "Special
                    Factors--Valuation   by   Petroleum   Energy   Consultants,"
                    "Special   Factors--Valuation   by  CIBC   Oppenheimer"  and
                    "Special  Factors--Collective  Analysis of  Purchase  Price"
                    (Joint Proxy Statement/Prospectus)
  9(c)              "Special  Factors--Valuation by CIBC Oppenheimer-- Valuation
                    Letters     of    CIBC     Oppenheimer"     (Joint     Proxy
                    Statement/Prospectus);  the fair  market  value  opinions of
                    H.J. Gruy and  Associates,  Inc.,  J.R. Butler & Company and
                    CIBC  Oppenheimer  Corp. and the reserve report  prepared by
                    H.J. Gruy and Associates, Inc. (attachments to Supplement)
  10(a)             "Partnership  Business and Financial  Condition--  Principal
                    Holders of Investor Units" (Supplement)
  10(b)             **
  11                **
  12(a)             *
  12(b)             "Summary--  Managing General Partner's  Recommendation"  and
                    "The   Proposals--Recommendation  of  the  Managing  General
                    Partner" (Joint Proxy Statement/Prospectus)
  13(a)             "Summary--No   Appraisal  or  Dissenters'  Rights  Provided;
                    Investor Lists" (Joint Proxy Statement/Prospectus)

  13(b)             "Summary--No   Appraisal  or  Dissenters'  Rights  Provided;
                    Investor  Lists"  and  "Risk  Factors--Lack  of  Independent
                    Representation" (Joint Proxy State- ment/Prospectus)

  13(c)             **
  14(a)             ***
  14(b)             **
  15(a)             "The    Proposals--Solicitation"    (Joint    Proxy   State-
                    ment/Prospectus)
  15(b)             **
  16                **
  17(a)             **
  17(b)             Fair market value opinions of H.J. Gruy & Associates,  Inc.,
                    J.R.  Butler & Company and CIBC  Oppenheimer  Corp.  and the
                    reserve   reports  of  H.J.   Gruy  and   Associates,   Inc.
                    (Attachments to Supplement)
  17(c)             **


  17(d)             **
  17(e)             **
  17(f)             **

-------------------------------
*        The Item's response is in the Schedule 13E-3.
**       The Item is not applicable or the answer thereto is in the negative.
*** The Item is not required by Schedule 14A of the Exchange Act and, therefore, is not included in the Joint Proxy Statement/Prospectus.

     This Rule 13E-3 Transaction Statement (the "Schedule 13E-3") is being filed by Swift Energy Company, a Texas corporation ("Swift" or the "Managing General Partner"), pursuant to Section 13(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13e-3 thereunder in connection with the solicitation by the Managing General Partner of proxies from the limited partners of Swift Energy Managed Pension Assets Partnership 1988-A, Ltd. (the "Partnership"). The purpose of the proxy solicitation is to obtain the approval of the limited partners of the Partnership to sell substantially all of its oil and gas assets to the Managing General Partner and liquidate the Partnership (the "Transaction"). The Managing General Partner of the Partnership filed Amendment No. 3 to Registration Statement on Form S-4 on July 29, 1998 with the Securities and Exchange Commission ("SEC"), which includes a preliminary Joint Proxy Statement/Prospectus (the "Joint Proxy Statement/Prospectus") deemed to be filed pursuant to Regulation 14A and a Partnership Supplement for the Partnership (the "Supplement"). The preceding cross-reference sheet, prepared pursuant to General Instruction F to Schedule 13E-3, shows the location in the Joint Proxy Statement/Prospectus and/or Supplement of the information required to be included in response to the items of Schedule 13E-3. The information contained in the Joint Proxy Statement/Prospectus and/or Supplement, including all exhibits thereto, is expressly and hereby incorporated herein by reference and the responses to each item are qualified in their entirety by reference to such information. The Partnership anticipates filing a definitive Joint Proxy Statement/Prospectus with the SEC contemporaneously with the filing of this
Schedule 13E-3 in final form.

     The filing of this  Schedule  13E-3 shall not be deemed an  admission  that
Section 13(e) of the Exchange Act or Rule 13e-3 thereunder are applicable to the solicitation that is the subject of the Joint Proxy Statement/Prospectus and/or Supplement. Each of the Partnership and the Managing General Partner expressly disclaim that the sale of substantially all of the assets and the subsequent liquidation of the Partnership under the terms and conditions set forth in the Joint Proxy Statement/Prospectus and/or Supplement constitutes a "sale of substantially all of the assets of an issuer to its affiliate or group of affiliates" within the meaning of Rule 13e-3.

ITEM 1.        ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

(a)            The name of the Issuer and  address  of its  principal  executive offices is: Swift Energy Managed Pension Assets Partnership 1988-A, Ltd.
               16825 Northchase Dr., Suite 400 Houston, Texas 77060
(b) The information set forth under the caption "Partnership Business and Financial Condition--No Trading Market" in the Supplement is incorporated herein by reference regarding the title, the amount outstanding and the number of holders of record of units of limited partnership interests (the "Units").
(c) The information set forth under the caption "Partnership Business and Financial Condition--No Trading Market" in the Supplement is incorporated herein by reference.
(d) The information set forth under the caption "Partnership Business and Financial Condition--Cash Distributions" in the Supplement is incorporated herein by reference.
(e) There has been no offering, registered or exempt, of limited partnership units of the Partnership in the past three years.
(f) The chart below sets forth information regarding the purchase of Units by the Managing General Partner pursuant to the right of presentment under the Partnership's Limited Partnership Agreement during the Partnership's fiscal years 1996 and 1997. No such purchases have been made during 1998. No executive officer or director of the Managing General Partner and no person controlling the Managing General Partner has purchased any Units during the periods indicated.

Quarter Ending                         # of Units               Total Purchase Price             Price Per Unit
--------------                         ----------               --------------------             --------------

September 30, 1996                        720                     $7,041.62                         $9.78
December 31, 1996                         140                     $1,310.87                         $9.36
September 30, 1997                        480                     $4,614.00                         $9.61

ITEM 2.        IDENTITY AND BACKGROUND.

(a)-(f) This statement is being filed by Swift, which is the Managing General Partner of the Partnership. Swift is also the proposed purchaser of substantially all the assets of the Partnership. Swift is an independent oil and gas company whose principal business is in the exploration, development, acquisition and operation of oil and gas properties, with a focus on U.S. onshore natural gas reserves. Swift's principal executive offices are located at 16825 Northchase Drive, Suite 400, Houston, Texas 77060. The information set forth in the Joint Proxy Statement/Prospectus under the captions "Management" and "Principal Shareholders" is incorporated herein by reference. None of the executive officers or directors of the Managing General Partner has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to a civil proceeding which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws. All of the executive officers and directors at Swift are citizens of the United States.


ITEM 3.        PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

(a)-(b) The information set forth in the Supplement under the caption "Partnership Business and Financial Condition--Transactions Between the Managing General Partner and the Partnership" is incorporated herein by reference.

ITEM 4.        TERMS OF THE TRANSACTION.

(a) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Risk Factors" and "The Proposal" and in the Supplement under the captions "Special Factors--Background and Purpose of the Proposal," "Special Factors--Proposed Purchase Price" and "Special Factors--Estimates of Liquidating Net Cash Distribution Amount if the Proposal is Approved" is incorporated herein by reference.


(b) There are no terms or arrangements concerning the Transaction which are not identical for the security holders of the same class of securities of the Partnership.

ITEM 5.        PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

(a)-(b) The information set forth in the Joint Proxy Statement/Prospectus under the captions "The Proposals" and "Investor Election to Participate in Offering of 2,500,00 Shares of Common Stock to Eligible Purchasers" is incorporated herein by reference.

(c) No change in management of the Partnership will occur as the Partnership will be dissolved if the Proposal is approved. If limited partners elect to take Common Stock if the Proposal is approved, the information set forth in the Joint Proxy Statement Prospectus under "Comparison of Ownership of Units and Shares--Management Control and Responsibility" and "Management" is incorporated herein by reference.


(d) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Comparison of Ownership of Units and Shares--Cash Distributions v. No Cash Dividends is incorporated herein by reference.

(e) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Comparison of Ownership of Units and
               Shares--Form  of   Organization"   is   incorporated   herein  by
               reference.

(f) If limited partners approve the proposal contained in the Joint Proxy Statement/Prospectus and the Supplement and the Partnership is liquidated and dissolved, the Partnership will become eligible for suspension of reporting requirements and termination of registration under the Exchange Act.

(g) The Partnership does not currently have an obligation to file reports pursuant to Section 15(d) of the Act.

ITEM 6.        SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

(a) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Source of Funds to Purchase Partnership Property Interests" is incorporated herein by reference.

(b) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors --Expenses" is incorporated herein by reference.

(c) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors --Source of Funds to Purchase Partnership Property Interests" is incorporated herein by reference.

(d)            The identity of the Company's  bank is not  required,  as neither
               Section 13(d) nor 14(d) is applicable to the Transaction.


ITEM 7.        PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

(a) The information set forth in the Joint Proxy Statement/Prospectus under the caption Special Factors--Purpose and Effect of the Proposals" and particularly in the Supplement under the captions "Special Factors--Background and Purpose of the Proposal" and "Special Factors--Reasons for the Proposal" is incorporated herein by reference.

(b) The information set forth in the Joint Proxy Statement/Prospectus under the captions"Special Factors--Consideration of Alternative Transactions" and "--Reasons for the Sale of Assets at this time" is incorporated herein by reference.

(c) The information set forth in the Supplement under the caption "Special Factors--Reasons for the Proposal" and particularly under the subcaption thereof "Reasons for Sale of Assets at this Time" is incorporated herein by reference.

(d) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Special Factors--Comparison of Ownership of Units and Shares," "Federal Income Tax Consequences of Adoption of the Proposals," and in the Supplement under the captions "Special Factors," particularly subcaptions "--Reasons for the Proposal," "--Estimates of Liquidating Net Distribution Amount is the Proposal is Approved," "--Estimates of Net Cash Distributions Available from Continued Operations" and "--Fairness of Proposal of Sale of Assets as Compared to Continuing Operations" is incorporated herein by reference.


ITEM 8.        FAIRNESS OF THE TRANSACTION.

(a) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Summary--Fairness of Proposed Sale" and "Special Factors--Fairness of Proposed Sale," and in the Supplement under the captions "Special Factors--Estimates of Liquidating Net Cash Distribution Amount if the Proposed is Approved," "--Estimates of Net Cash Distributions Available from Continued Operations" and "--Fairness of Proposal of Sale of
               Assets as Compared to Continuing Operations" is incorporated herein by reference. No director of the Managing General Partner dissented to or abstained from voting on any approval of the action of the Managing General Partner in connection with the matters covered in this Schedule 13e-3.

   (b) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Summary--Fairness of Proposed Sale" and "Special Factors--Fairness of Proposed Sale," and in the Supplement under the captions "Special Factors--Estimates of
               Liquidating Net Cash Distribution Amount if the Proposed is Approved," "--Estimates of Net Cash Distributions Available from Continued Operations" and "--Fairness of Proposal of Sale of
               Assets as Compared to Continuing Operations" is incorporated herein by reference. Several factors listed in the instruction to
               Item 8(b) of Schedule 13E-3 were not considered in assessing the fairness of the proposed transaction because of their inapplicability to a finite life entity such as the Partnership. There is no trading market for Units (SDIs) in the Partnership, and, therefore, no comparison to be made with current market prices or historical market prices for such interests. Likewise, "going concern" and "liquidation value" are applicable only to a continuing life entity, and there is no going concern value to the Partnership. Liquidation value of the Partnership was not considered, because for an oil and gas partnership, the more appropriate value is considered to be oil and gas reserve values, production quantities and the appraisals of the value of the Partnership's properties. The Company believes that net book value is a corporate measure and not one applicable to the Partnership.

(c) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Fairness of Proposed Sale" is incorporated herein by reference.

(d) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Special Factors--Fairness of Proposed Sale" and "--No Unaffiliated Representative or Fairness Report" is incorporated herein by reference.

(e) The actions taken by the Managing General Partner, acting in that capacity, in connection with the transactions covered by this
               Schedule 13E-3 have been approved by the Managing General Partner's board of directors. A majority of the nonemployee directors of the Managing General Partner voted in favor of such actions. The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Fairness of Proposed Sale" is incorporated herein by reference.

(f) No firm offers of which the Partnership or the Managing General Partner is aware has been made during the preceding 18 months by any unaffiliated person (excluding the Managing General Partner) for (a) the merger or consolidation of the Partnership into or with such person or of such person into or with the Partnership,
               (B) the sale or other transfer of all or any substantial part of the assets of the Partnership, or (C) securities of the
               Partnership which would enable the holder thereof to exercise control of the Partnership.

ITEM 9.        REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

(a)-(b) The information set forth in the Joint Proxy Statement/Prospectus and the Supplement under the caption "Special Factors--Collective Analysis of Purchase Price"; the fair market value opinions of H.J. Gruy and Associates, Inc., J. R. Butler & Company and CIBC Oppenheimer Corp., and the reserve report prepared by H.J. Gruy and Associates, Inc. attached to the Supplement are incorporated herein by reference.


(b)(1) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Independent Appraisal of the Fair Market Value of Property Interests of the Partnerships" is incorporated herein by reference.

(b)(2)         The information set forth in the Joint Proxy Statement/Prospectus
               under  the   caption   "Special   Factors--   Qualifications   of
               Appraisers" is incorporated herein by reference.

(b)(3) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Independent Appraisal of the Fair Market Value of Property Interests of the Partnerships" is incorporated herein by reference.

(b)(4) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Prior Relationships between the Appraisers, the Partnerships and the Managing General Partner" is incorporated herein by reference.

(b)(5) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Independent Appraisal of the Fair Market Value of Property Interests of the Partnerships," "Special Factors--Collective Analysis of Purchase Price," "Special Factors--Determination of Premium over Fair Market Value by the Company" and "Special Factors--Fairness of Proposed Sale" is incorporated herein by reference.

(b)(6) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Independent Appraisal of the Fair Market Value of Property Interests of the Partnerships,"
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               "Special  Factors--Valuation  by Petroleum  Energy  Consultants,"
               "Special Factors--Valuation by CIBC Oppenheimer" and "Special Factors--Collective Analysis of Purchase Price" is incorporated herein by reference.

(c) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Special Factors--Valuation by CIBC Oppenheimer--Valuation Letters of CIBC Oppenheimer" is incorporated herein by reference. A copy of each of the fair market value opinions of H.J. Gruy and Associates, Inc., J. R. Butler & Company and CIBC Oppenheimer Corp. and the reserve report prepared by H.J. Gruy and Associates Inc. with respect to the Partnership's properties will be delivered to each limited partner with the Supplement.

ITEM 10.       INTEREST IN SECURITIES OF THE ISSUER.

(a) The information set forth in the Supplement under the caption "Partnership Business and Financial Condition--Principal Holders of Investor Units" is incorporated herein by reference. None of the executive officers or directors of Swift own any interests in the Partnership.

(b) No transaction in the securities of the Partnership has taken place in the last 60 days by any executive officers or directors of Swift.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

               No contract, arrangement, understanding or relationship exists between Swift or its executive officers or directors and any person in connection with the Transaction with respect to the securities of the Partnership.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

(a) The executive officers, directors and affiliates of Swift own no interests in any of the Partnerships and consequently have no intention regarding voting upon the Proposal. The Transaction does not involve the tender or sale of interests in the Partnership.

(b) The recommendation of Swift, acting through its executive officers and directors as to the Transaction is set forth in the Joint Proxy Statement/Prospectus under the captions "Summary--Managing General Partner's Recommendation" and "The Proposals--Recommendation of the Managing General Partner."

ITEM 13.       OTHER PROVISIONS OF THE TRANSACTION.

(a) The information set forth in the Joint Proxy Statement/Prospectus under the caption "Summary--No Appraisal or Dissenters' Rights Provided; Investor Lists" is incorporated herein by reference.

(b) The information set forth in the Joint Proxy Statement/Prospectus under the captions "Summary--No Appraisal or Dissenters' Rights Provided; Investor Lists" and "Risk Factors--Lack of Independent Representation" is incorporated herein by reference.


(c) The Transaction does not involve the exchange of any debt securities.

ITEM 14.       FINANCIAL INFORMATION.

(a) The financial information required by this item is incorporated herein by reference to the following documents which have been filed by the Partnership under the Exchange Act: the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 and the Partnership's quarterly reports on Form 10-Q for the quarter ended June 30, 1998, which will be delivered to the limited partners with the Supplement.


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(b)            Because if the  Proposal  is  approved  by limited  partners  the
               Partnership will be dissolved, pro forma data on the effect of the Transaction on the Partnership would not be meaningful or material.

ITEM 15.       PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

(a) Certain directors, officers and employees of the Managing General Partner, not especially employed for this purpose, may solicit proxies relating to the proposed dissolution and liquidation of the Partnership, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The estimated costs to be incurred by the Partnership in connection with the proposed dissolution and liquidation are described in the response to Item 6(b) above. The information set forth in the Joint Proxy Statement/Prospectus under the caption "The Proposals--Solicitation" is incorporated herein by reference.

(b) No person other than those described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or recommendations in connection with the proposed dissolution and liquidation.

ITEM 16.       ADDITIONAL INFORMATION.

               No additional material information is necessary to make the required statements, in light of the circumstances under which they are made, not materially misleading.

ITEM 17.       MATERIAL TO BE FILED AS EXHIBITS.

(a) There is no loan agreement of the type referred to in Item 6 of this Schedule.

(b)            The fair market value opinions of H.J. Gruy and Associates, Inc.,
               J. R. Butler & Company and CIBC Oppenheimer Corp. and the reserve reports of H.J. Gruy and Associates, Inc. are incorporated herein by reference to the Supplement filed by the Partnership on July 29, 1998, as it may be amended from time to time.

(c)            There  are  no   contracts,   arrangements,   understandings   or
               relationships of the type referred to in Item 11 of this Schedule.

(d) There are no disclosure materials of the type furnished to security holders in connection with the Transaction pursuant to Rule 13e-3(d).

(e) There are no appraisal rights or procedures for exercising such appraisal rights as referred to in Item 13(a) of this Schedule.

(f) All solicitation of or recommendations to security holders referred to in Item 15(b) will not be made by or on behalf of the Partnership.



                                  SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:   October 14, 1998   SWIFT ENERGY MANAGED PENSION ASSETS PARTNERSHIP
                            1988-A, LTD.


                            SWIFT ENERGY COMPANY
                            as Managing General Partner of
                            Swift Energy Managed Pension Assets
                            Partnership 1988-A, Ltd.




                            /s/ Bruce H. Vincent
                            -----------------------------------
                            Bruce H. Vincent
                            Senior Vice President



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